UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 28, 2006 (JUNE 6, 2006)

                            SYSVIEW TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                            59-3134518
(State or other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                              408-436-9888 EXT. 207
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On July 24, 2006, Sysview Technology, Inc. ("Sysview" or "Company") determined, as the result of review by the Securities and Exchange Commission ("SEC"), that its consolidated financial statements for the year ended December 31, 2005 and for the quarters ended March 31, 2006, September 30, 2005, June 30, 2005 and March 31, 2005 must be amended.

The Staff of the Commission reviewed the Company's financial statements and related disclosures contained within Form 10-KSB for the year ended December 31, 2005 and Form 10-QSB for the quarters ended from March 31, 2005 to March 31, 2006 and responded with financial statement guidance and comment in a letter dated July 18, 2006. The officers of Sysview discussed all issues identified in the SEC Staff's guidance letter with the Company's independent registered public accounting firm. Subsequent to such discussions, the Company has agreed with the SEC Staff's recommend changes in a letter dated July 24, 2006.

The primary changes to be made involve the Company's accounting for its non-cash stock-based employee compensation. Sysview granted 3,700,000 options during the year ended December 31, 2005 and 300,000 options during the quarter ended March 31, 2006. Under the guidance of Accounting Principles Board ("APB") 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and related interpretations, the awards resulted in total non-cash stock-based compensation expense of $2,810,000 for the year ended December 31, 2005 and $192,000 for the quarter ended March 31, 2006. The Company expensed the entire intrinsic value of the options granted on the respective grant date based on the following factors: (1) the options were issued far below fair market value, resulting in immediate and significant value to the employee, (2) options were issued to key employees, where the possibility of the employee leaving the Company was extremely remote, and (3) one third of the options vested on the grant date and the remaining vesting period was relatively brief. The Company will amend its financial statements to expense the two-thirds of stock-based compensation expense, which did not vest immediately, over the vesting period as opposed to expensing the entire amount immediately. The net impact of this adjustment is a decrease to expenses and net loss of $1,235,000 for the year ended December 31, 2005 and an increase to expenses and net loss of $103,000 during the quarter ended March 31, 2006. The Company will classify stock-based compensation within the respective line items of operating expenses to which the compensation cost relates. The Company agreed to retroactively reclassify all stock-based compensation expense. Such reclassification has no material impact to the Company's results of operations. Additionally, our interim financial statements for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 are being restated to account for the Company's five percent (5%) Convertible Preferred Stock and related warrants pursuant to SFAS 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," ("SFAS 133") and EITF 00-19, "ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS," ("EIFT 00-19"). Originally the 5% Convertible Preferred Stock was recorded as an equity instrument only. However, under SFAS 133 and EITF 00-19, the Company's 5% Convertible Preferred Stock and related warrants are deemed derivative instruments as a result of the embedded conversion feature. Accordingly, we restated our interim financial statements to record the fair value of these derivative instruments in the Company's consolidated balance sheet as a liability with the corresponding amount as a discount to the 5% Convertible Preferred Stock. The discount is being accreted from the issuance date, March 15, 2005, through the redemption date, March 15, 2008, adjusted for conversions. Additionally, the fair value of these derivative instruments is adjusted quarterly. Our Annual Report on Form 10-KSB for the year ended December 31, 2005 correctly accounted for our 5% Convertible Preferred Stock.

The remaining comments provided by the SEC Staff relate to classification of certain expenses on the statement of operations and have no material impact on the Company's results of operations during the re-stated periods.

At this time, the Company's historical results of operations and certain disclosures will be impacted by the issues raised. The Company believes that these amendments will satisfy relevant accounting issues which the SEC Staff has provided to date. All readers of this Current Report are urged to review the amended financial statements to be filed by the Company.

Until the Company has completed these amendments its results for the applicable periods, investors and other users of the Registrants SEC filings are cautioned not to rely on the Company's financial statements for the year ended December 31, 2005 and each of the quarters ended March 31, 2006, September 30, 2005, June 30, 2005 and March 31, 2005 to the extent such financial statements are affected by the accounting issues described above. The Company intends to promptly file amendments to each of its Form 10-QSB's filed during the year ended December 31, 2005, its Form 10-KSB for the year ended December 31, 2005 and its Form 10-QSB for the quarterly period ended March 31, 2006.

The authorized officers of the Registrant have discussed the matters disclosed in this filing with the Company's independent accountants pursuant to Item 4.02(a) and the Company's board of directors has approved the filing of this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysview Imaging, Inc has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SYSVIEW IMAGING, INC.


                                 Date: July 28, 2006

                                 /S/ DARWIN HU
                                 -------------------
                                 Darwin Hu, Chairman and Chief Executive Officer


                                 Date: July 28, 2006

                                 /S/ WILLIAM HAWKINS
                                 -------------------
                                 William Hawkins, Acting Chief Financial Officer Chief Operating Officer and Secretary